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       As filed with the Securities Exchange Commission on August 6, 2001
                                                              File No. 333-76609
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                        POST-EFFECTIVE AMENDMENT NO. 2 TO
                                    FORM S-11
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                          CORNERSTONE REALTY FUND, LLC

      (Exact name of registrant as specified in its governing instruments)


                         4590 MacArthur Blvd., Suite 610
                             Newport Beach, CA 92660
                                 (949) 852-1007
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                                Terry G. Roussel
                         4590 MacArthur Blvd., Suite 610
                             Newport Beach, CA 92660
                                 (949) 852-1007
 (Name, address, including zip code, and telephone number, including area code, of registrant's agent for service of process)


                                   Copies to:
                           Karen Nicolai Winnett, Esq.
                        Oppenheimer Wolff & Donnelly LLP
                       840 Newport Center Drive, Suite 700
                             Newport Beach, CA 92660
                                 (949) 823-6000


     THIS POST-EFFECTIVE AMENDMENT SHALL BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(C) OF THE SECURITIES ACT OF 1933, ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(C), MAY DETERMINE.

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                          DEREGISTRATION OF SECURITIES

     The purpose of this Post-Effective Amendment No. 2 (this "Amendment") to the Registration Statement on Form S-11 (Registration No. 333-76609) (the "Registration Statement") of Cornerstone Realty Fund, LLC is to deregister all securities registered pursuant to the Registration Statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-11 and has duly caused this Post-Effective Amendment No. 2 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newport Beach, State of California on August 6, 2001.

                          CORNERSTONE REALTY FUND, LLC

                          By: CORNERSTONE INDUSTRIAL PROPERTIES, LLC Its Managing Member

                          By:      CORNERSTONE VENTURES, INC.
                                   Its Manager


                                   By: /S/ TERRY G. ROUSSEL
                                       -----------------------------------------
                                       Terry G. Roussel, President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to Registration Statement has been signed below by the following persons in the capacities on the dates indicated.


               SIGNATURE                                     TITLE                                 DATE
               ---------                                     -----                                 ----
/S/ TERRY G. ROUSSEL                         Director of Cornerstone Ventures, Inc.           August 6, 2001
------------------------------------
Terry G. Roussel


                                             Director of Cornerstone Ventures, Inc.           August __, 2001
------------------------------------
Robert C. Peterson


/S/ ALFRED J. PIZZURRO                       Director of Cornerstone Ventures, Inc.           August 6, 2001
------------------------------------
Alfred J. Pizzurro


                                             Director of Cornerstone Ventures, Inc.           August __, 2001
------------------------------------
Joseph H. Holland


/S/ TIMOTHY C. COLLINS                       Director of Cornerstone Ventures, Inc.           August 6, 2001
------------------------------------
Timothy C. Collins